PRIMARK PRIVATE EQUITY INVESTMENTS FUND
SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)

CLOSED-END FUNDS - 52.0%	Shares	Value
Apax Global Alpha Ltd.	780,934	$ 2,097,220
Ares Capital Corporation	77,927	1,526,590
Golub Capital BDC, Inc.	45,621	703,476
HarbourVest Global Private Equity Ltd. (a)	77,531	2,324,173
HBM Healthcare Investments AG (a)	4,518	1,737,598
HgCapital Trust plc	477,978	2,344,066
ICG Enterprise Trust plc	142,206	2,070,580
Pantheon International plc (a)	59,238	2,209,518
Princess Private Equity Holding Ltd.	119,058	1,821,365
Standard Life Private Equity Trust plc	344,237	2,211,281
Syncona Ltd. (a)	234,366	673,428
TOTAL CLOSED-END FUNDS (Cost $18,049,737)		$ 19,719,295

COMMON STOCKS - 27.6%	Shares	Value
FINANCIALS - 27.6%
ASSET MANAGEMENT - 27.6%
3i Group plc	103,910	$ 1,683,793
AURELIUS Equity Opportunities SE & Company KGaA	50,146	1,541,417
Intermediate Capital Group plc	2,600	76,289
Onex Corporation	33,206	2,413,691
Owl Rock Capital Corporation	98,420	1,404,453
Sixth Street Specialty Lending, Inc.	54,376	1,206,603
Wendel SE	16,039	2,156,945
TOTAL COMMON STOCKS (Cost $9,057,357)		$ 10,483,191

TOTAL INVESTMENTS AT VALUE - 79.6% (Cost $27,107,094)		$ 30,202,486

OTHER ASSETS IN EXCESS OF LIABILITIES - 20.4%		7,740,151

NET ASSETS - 100.0%		$ 37,942,637

(a)	Non-income producing security.

AG – Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

KGaA – Kommanditgesellschaft Auf Aktien is a German corporate designation standing for partnership limited by shares.

plc – public limited company

SE – Societas Europaea is a European public company.